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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date earliest event reported): June 20, 2001
                                 ---------------




                         ACCEL INTERNATIONAL CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                            0-8162                             31-0788334
         --------                            ------                             ----------
(State of Incorporation)             (Commission File Number)        (IRS Employer Identification No.)


75 West Street, Simsbury, Connecticut              06070
-------------------------------------              -----
(Address of principle executive office)          (Zip Code)


Registrant's telephone number, including area code: (860)-843-7600


(Former Name or Former Address, if Changed Since Last Report):  Not applicable.
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                                                                          0-8162

                         ACCEL INTERNATIONAL CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

ITEM 5. OTHER EVENTS.

         (a) ACCEL International Corporation ("ACCEL" or "the Company") announced today the resignation of Richard A. Lawrence as a director of ACCEL, as well as from his position as Senior Vice President, Treasurer and Chief Financial Officer. Mr. Lawrence is resigning to take a similar position with a private Connecticut-based title insurer.

                  Mr. Lawrence joined Allegiance Insurance Managers, a subsidiary of the Company, as a financial and accounting consultant to guide Acceleration National Insurance Company's wind-down of operations in Texas and subsequent move to Connecticut. Mr. Lawrence joined the Company on October 5, 1999, when he was appointed a member of the Board of Directors of Acceleration National Insurance Company. On November 16, 1999, he was elected Vice President, Treasurer and Chief Financial Officer of ACCEL and on July 2, 2000 he was promoted to Senior Vice President.


         (b)      Contact:     Gerald H. Pastor, President and
                               Chief Executive Officer
                               ACCEL International Corporation,
                               (860) 843-7600

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                                                                          0-8162

                         ACCEL INTERNATIONAL CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT


                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCEL INTERNATIONAL CORPORATION                              Date: June 22, 2001





                                    By: /s/ Gerald H. Pastor
                                        ---------------------------------------
                                            Gerald H. Pastor
                                            President & Chief Executive Officer



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